UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 09, 2025

EVOKE PHARMA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36075	20-8447886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Stevens Avenue, Suite 230
Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 345-1494

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVOK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 9, 2025, Evoke Pharma, Inc. (“Evoke” or the “Company”) announced that it has received a Notice of Allowance from the United States Patent and Trademark Office (“USPTO”) for a U.S. patent application covering the use of GIMOTI® in patients with moderate to severe symptoms of gastroparesis. The allowed application is a continuation of U.S. Patent No. 11,517,545, and further expands Evoke’s intellectual property estate around intranasal metoclopramide. Upon issuance, the patent will be expected to expire in December 2036 and the Company intends to list the patent in the FDA’s Orange Book, extending market exclusivity for GIMOTI® beyond other existing patents.

Safe Harbor Statement

Evoke cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding: the timing of the USPTO granting the patent application and the Company’s plans to list the patent in the Orange Book and pursue additional claims directed to treatments for certain patient populations; and the additional value of the GIMOTI franchise as a result of the patent application. The inclusion of forward-looking statements should not be regarded as a representation by Evoke that any of its plans will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties inherent in Evoke’s business, including, without limitation: Evoke’s ability to obtain and maintain intellectual property protection for GIMOTI and the FDA ultimately updating the Orange Book listing with the new patent; Evoke and EVERSANA may not be able to successfully drive market demand for GIMOTI; the results of market research studies may not predict acceptance by patients, healthcare providers or payors; Evoke is entirely dependent on the success of GIMOTI; inadequate efficacy or unexpected adverse side effects relating to GIMOTI that could result in recalls or product liability claims; and other risks and uncertainties detailed in Evoke’s prior press releases and in the periodic reports it files with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Evoke undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evoke Pharma, Inc.

Date:	July 9, 2025	By:	/s/ Matthew J. D'Onofrio
Name: Maatthew J. D'Onofrio Title: Chief Executive Officer and Director